Quarterly Holdings Report
for
Fidelity® U.S. Multifactor ETF
April 30, 2024
USM-NPRT3-0624
1.9898258.103
Common Stocks - 99.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 8.7%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	28,343	478,713
Verizon Communications, Inc.	14,578	575,685
		1,054,398
Entertainment - 0.3%
Electronic Arts, Inc.	2,204	279,511
Interactive Media & Services - 6.4%
Alphabet, Inc. Class A	25,495	4,150,076
Meta Platforms, Inc. Class A	5,420	2,331,521
		6,481,597
Media - 1.0%
Comcast Corp. Class A	13,675	521,154
Fox Corp. Class A	7,917	245,506
The New York Times Co. Class A	5,058	217,646
		984,306
TOTAL COMMUNICATION SERVICES		8,799,812
CONSUMER DISCRETIONARY - 10.1%
Hotels, Restaurants & Leisure - 2.2%
Booking Holdings, Inc.	310	1,070,129
McDonald's Corp.	4,373	1,194,004
		2,264,133
Household Durables - 4.5%
Lennar Corp. Class A	5,973	905,626
Meritage Homes Corp.	5,495	910,741
NVR, Inc. (a)	122	907,540
PulteGroup, Inc.	8,262	920,552
Taylor Morrison Home Corp. (a)	15,965	894,200
		4,538,659
Specialty Retail - 3.4%
AutoZone, Inc. (a)	336	993,350
O'Reilly Automotive, Inc. (a)	927	939,292
The Home Depot, Inc.	4,491	1,500,982
		3,433,624
TOTAL CONSUMER DISCRETIONARY		10,236,416
CONSUMER STAPLES - 5.9%
Household Products - 3.3%
Colgate-Palmolive Co.	10,024	921,406
Kimberly-Clark Corp.	6,479	884,578
Procter & Gamble Co.	9,592	1,565,414
		3,371,398
Personal Care Products - 0.7%
BellRing Brands, Inc. (a)	12,853	709,100
Tobacco - 1.9%
Altria Group, Inc.	20,844	913,176
Philip Morris International, Inc.	10,990	1,043,391
		1,956,567
TOTAL CONSUMER STAPLES		6,037,065
ENERGY - 4.1%
Oil, Gas & Consumable Fuels - 4.1%
Cheniere Energy, Inc.	5,929	935,715
Chord Energy Corp.	5,832	1,032,147
Coterra Energy, Inc.	37,455	1,024,769
Valero Energy Corp.	7,112	1,136,995
		4,129,626
FINANCIALS - 13.4%
Banks - 1.0%
First Citizens Bancshares, Inc.	592	998,562
Capital Markets - 1.8%
Cboe Global Markets, Inc.	4,779	865,716
CME Group, Inc.	4,872	1,021,366
		1,887,082
Consumer Finance - 1.0%
Synchrony Financial	22,665	996,807
Financial Services - 5.8%
Essent Group Ltd.	15,492	820,611
MasterCard, Inc. Class A	3,629	1,637,405
MGIC Investment Corp.	42,729	866,544
Radian Group, Inc.	28,975	865,483
Visa, Inc. Class A	6,508	1,748,114
		5,938,157
Insurance - 3.8%
AFLAC, Inc.	12,186	1,019,359
Arch Capital Group Ltd. (a)	11,049	1,033,523
Everest Re Group Ltd.	2,315	848,239
Reinsurance Group of America, Inc.	5,033	941,121
		3,842,242
TOTAL FINANCIALS		13,662,850
HEALTH CARE - 11.9%
Biotechnology - 5.4%
AbbVie, Inc.	7,988	1,299,168
Amgen, Inc.	3,305	905,372
Gilead Sciences, Inc.	11,596	756,059
Regeneron Pharmaceuticals, Inc. (a)	959	854,143
United Therapeutics Corp. (a)	3,317	777,273
Vertex Pharmaceuticals, Inc. (a)	2,161	848,862
		5,440,877
Health Care Providers & Services - 2.3%
Centene Corp. (a)	10,395	759,459
McKesson Corp.	1,674	899,290
Molina Healthcare, Inc. (a)	2,081	711,910
		2,370,659
Pharmaceuticals - 4.2%
Eli Lilly & Co.	2,789	2,178,488
Johnson & Johnson	9,633	1,392,835
Royalty Pharma PLC	25,073	694,522
		4,265,845
TOTAL HEALTH CARE		12,077,381
INDUSTRIALS - 9.5%
Aerospace & Defense - 1.2%
Lockheed Martin Corp.	2,502	1,163,255
Building Products - 0.9%
Builders FirstSource, Inc. (a)	5,117	935,490
Machinery - 3.8%
Allison Transmission Holdings, Inc.	14,318	1,053,089
Mueller Industries, Inc.	17,801	993,652
PACCAR, Inc.	9,646	1,023,537
Snap-On, Inc.	3,107	832,552
		3,902,830
Professional Services - 2.8%
Automatic Data Processing, Inc.	4,411	1,066,977
Paychex, Inc.	7,867	934,678
Verisk Analytics, Inc.	3,835	835,877
		2,837,532
Trading Companies & Distributors - 0.8%
Boise Cascade Co.	6,334	837,798
TOTAL INDUSTRIALS		9,676,905
INFORMATION TECHNOLOGY - 28.3%
Communications Equipment - 1.0%
Arista Networks, Inc. (a)	1,503	385,610
Cisco Systems, Inc.	13,821	649,311
		1,034,921
IT Services - 2.2%
Accenture PLC Class A	2,046	615,662
Akamai Technologies, Inc. (a)	2,352	237,387
Amdocs Ltd.	2,968	249,282
Cognizant Technology Solutions Corp. Class A	4,315	283,409
IBM Corp.	3,337	554,609
VeriSign, Inc. (a)	1,447	245,238
		2,185,587
Semiconductors & Semiconductor Equipment - 8.3%
Applied Materials, Inc.	3,325	660,511
Broadcom, Inc.	1,166	1,516,115
KLA Corp.	715	492,842
Lam Research Corp.	590	527,702
NVIDIA Corp.	5,779	4,993,172
Skyworks Solutions, Inc.	2,785	296,853
		8,487,195
Software - 10.8%
Adobe, Inc. (a)	1,392	644,259
Cadence Design Systems, Inc. (a)	1,460	402,420
Dolby Laboratories, Inc. Class A	3,089	239,892
Dropbox, Inc. Class A (a)	8,338	193,108
Fair Isaac Corp. (a)	256	290,132
Fortinet, Inc. (a)	5,166	326,388
Intuit, Inc.	1,007	629,999
Manhattan Associates, Inc. (a)	1,142	235,321
Microsoft Corp.	16,813	6,545,808
Qualys, Inc. (a)	1,398	229,146
ServiceNow, Inc. (a)	772	535,251
Synopsys, Inc. (a)	796	422,350
Zoom Video Communications, Inc. Class A (a)	4,424	270,306
		10,964,380
Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	33,192	5,653,593
Dell Technologies, Inc.	3,480	433,747
		6,087,340
TOTAL INFORMATION TECHNOLOGY		28,759,423
MATERIALS - 2.5%
Chemicals - 0.8%
CF Industries Holdings, Inc.	10,541	832,423
Metals & Mining - 1.7%
Nucor Corp.	4,731	797,315
Steel Dynamics, Inc.	6,826	888,199
		1,685,514
TOTAL MATERIALS		2,517,937
REAL ESTATE - 2.4%
Equity Real Estate Investment Trusts (REITs) - 2.4%
Omega Healthcare Investors, Inc.	28,082	853,974
Public Storage	3,181	825,310
VICI Properties, Inc.	28,447	812,162
		2,491,446
UTILITIES - 3.0%
Gas Utilities - 1.1%
National Fuel Gas Co.	22,284	1,183,280
Independent Power and Renewable Electricity Producers - 1.9%
Vistra Corp.	24,995	1,895,621
TOTAL UTILITIES		3,078,901
TOTAL COMMON STOCKS (Cost $95,159,514)		101,467,762

Money Market Funds - 0.1%
	Shares	Value ($)
Fidelity Cash Central Fund 5.39% (b) (Cost $97,445)	97,426	97,445

TOTAL INVESTMENT IN SECURITIES - 99.9% (Cost $95,256,959)	101,565,207
NET OTHER ASSETS (LIABILITIES) - 0.1% (c)	93,203
NET ASSETS - 100.0%	101,658,410

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	6	Jun 2024	152,010	(4,739)	(4,739)

The notional amount of futures purchased as a percentage of Net Assets is 0.1%

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Includes $10,620 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	18,721	2,156,300	2,077,571	2,406	(5)	-	97,445	0.0%
Total	18,721	2,156,300	2,077,571	2,406	(5)	-	97,445

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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